UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2017

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2017, Global Power Equipment Group Inc. (the “Company”) appointed Erin Gonzalez Chief Financial Officer and Principal Financial Officer of the Company.

Ms. Gonzalez, 44, joined the Company as the Tax Director in August 2012, and then served as Company’s Vice President, Tax and Treasury, and the Corporate Treasurer from July 2014 until her promotion to Chief Financial Officer. Previously, Ms. Gonzalez worked at Wal-Mart Stores, Inc., where she served in a variety of roles, including as Director, Global eCommerce Taxation and Tax Planning. She also taught Masters-level courses in Advanced Corporate Taxation and Individual Tax Planning as an adjunct professor at University of Arkansas. Before joining Wal-Mart Stores, Inc., Ms. Gonzalez worked at Arthur Andersen from 1995 to 2002, where she rose to Experienced Manager, followed by a year at KPMG US LLP. She is a Certified Public Accountant.

As Chief Financial Officer, Ms. Gonzalez will receive an annual base salary of $275,000, shall be eligible for a short term incentive bonus opportunity with a 50% target, and up to a maximum of 100%, of base salary, and shall participate in the Company’s executive severance plan with the right to receive up to a year of base salary under certain qualifying terminations of employment.

There is no arrangement or understanding between Ms. Gonzalez and any other person pursuant to which she was selected as an officer of the Company, and there are no family relationships between Ms. Gonzalez and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Ms. Gonzalez has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

On August 1, 2017, Mark Jolly, who served as Vice President, Finance, of the Company since November 2016 and as Chief Accounting Officer of the Company since March 2017, ceased to be employed by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2017

Global Power Equipment Group Inc.

	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Co-President and Co-Chief Executive Officer